                                   EXHIBIT 24

                                POWER OF ATTORNEY

     We, the undersigned, hereby severally constitute and appoint J. Kendall Huber, Edward J. Parry III, and Robert P. Restrepo, Jr. each of them singly, our true and lawful attorneys, with full power in each of them, sign for and in each of our names and in any and all capacities, Form 10-K of Allmerica Financial Corporation (the "Company") and any other filings made on behalf of said Company pursuant to the requirements of the Securities Exchange Act of 1934, and to file the same with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands and common seal on the date set forth below.

             Signature                                        Title                           Date
             ---------                                        -----                           ----
      /s/ Michael P. Angelini                                                               3/18/2003
-------------------------------------                                              ----------------------------
         Michael P. Angelini             Chairman


        /s/ J. Kendall Huber                                                                3/18/2003
-------------------------------------                                              ----------------------------
          J. Kendall Huber               Executive Officer of the Chairman


      /s/ Edward J. Parry III                                                               3/18/2003
-------------------------------------                                              ----------------------------
         Edward J. Parry III             Executive Officer of the Chairman
                                         Chief Financial Officer
                                         Principal Accounting Officer


    /s/ Robert P. Restrepo, Jr.                                                             3/18/2003
-------------------------------------                                              ----------------------------
      Robert P. Restrepo, Jr.            Executive Officer of the Chairman


-------------------------------------                                              ----------------------------
           E. Gordon Gee                 Director


-------------------------------------                                              ----------------------------
          Samuel J. Gerson               Director


        /s/ Gail L. Harrison                                                                3/18/2003
-------------------------------------                                              ----------------------------
           Gail L. Harrison              Director


-------------------------------------                                              ----------------------------
         Robert P. Henderson             Director


       /s/ M Howard Jacobson                                                                3/18/2003
-------------------------------------                                              ----------------------------
          M Howard Jacobson              Director


        /s/ Wendell J. Knox                                                                 3/18/2003
-------------------------------------                                              ----------------------------
           Wendell J. Knox               Director


        /s/ Robert J. Murray                                                                3/18/2003
-------------------------------------                                              ----------------------------
          Robert J. Murray               Director


-------------------------------------                                              ----------------------------
           Terrence Murray               Director


        /s/ John F. O' Brien                                                                3/18/2003
-------------------------------------                                              ----------------------------
           John F. O'Brien               Director


         /s/ John R. Towers                                                                 3/18/2003
-------------------------------------                                              ----------------------------
            John R. Towers               Director


       /s/ Herbert M. Varnum                                                                3/18/2003
-------------------------------------                                              ----------------------------
          Herbert M. Varnum              Director